Exhibit 99.1

Functional Brands Inc. Signs Binding Letter of Intent for the Acquisition of the Assets of BullionFX | Alchemy for $142.9 million

Strategic acquisition of BullionFX | Alchemy assets is expected to position MEHA to develop a decentralized gold-backed financial ecosystem anchored by an auditable physical gold infrastructure

Lake Oswego, OR — May 11, 2026 — Functional Brands Inc. (NASDAQ: MEHA), (the “Company”), a leading innovator in wellness and performance products, today announced it has executed a binding Letter of Intent (“LOI”) to acquire the assets of BullionFX, including its core product Alchemy (collectively, the “BullionFX Assets”), in an all-stock transaction valued at approximately $142.9 million.

The transaction contemplated by the LOI represents a strategic asset acquisition that is expected to provide the Company with access to technology, infrastructure and intellectual property associated with the BullionFX Assets, a blockchain-based financial ecosystem designed around auditable physical gold. Upon closing and operationalization, the BullionFX Assets are expected to support the development of products and infrastructure intended to enable retail and institutional users to access gold-linked digital financial applications, including payments, above-market yield and decentralized finance functionalities.

The BullionFX Assets also include technology designed to facilitate interoperability between traditional financial systems and blockchain-based networks, including infrastructure developed on Ethereum. The acquisition of the BullionFX Assets is a natural extension of Functional Brands’ core strategy of identifying innovative products and platforms that address emerging consumer needs and create long-term value for shareholders.

The BullionFX Assets offer a comprehensive DeFi ecosystem in which every unit of digital value is directly tied to auditable physical gold held by independent custodians. The platform’s architecture supports gold and USD backed stablecoins, lending and borrowing protocols, yield products, and cross-chain interoperability; all underpinned by real-time attestation of gold reserves through third-party institutional grade audit mechanisms.

“This transaction will be transformational for Functional Brands and our shareholders,” said Eric Gripentrog, CEO of Functional Brands Inc. “The BullionFX Assets are expected to enable us to create what we believe is the most credible bridge between physical gold markets and decentralized finance. A fully auditable, real collateral with a protocol designed for institutional and retail participants alike. We are proud to formalize our commitment to bring this ecosystem into the public markets.”

Stephen Moss, creator and developer of the BullionFX Assets commented, “Bringing Alchemy to the Nasdaq will provide market access and institutional credibility our platform needs to accelerate its mission: delivering a stable, transparent financial ecosystem to retail users while bridging traditional and decentralized financial products. This convergence allows institutions to offer competitive products that the traditional sector alone cannot provide, as we enter a new era of financial innovation. We look forward to working with the MEHA management team to utilize the BullionFX Assets to launch a number of leading institutional products — including high-yielding exchange-traded funds denominated in gold and USD, and a USD stablecoin backed by physical gold, free from the counterparty risk inherent in holding USD within the centralized banking system..”

Simon Rahme, co-creator and developer expanded, “Every major financial ecosystem requires a stable foundation. Blockchain has had the infrastructure — what it has lacked is the right asset to build on. Alchemy's blockchain has been built to run on $GOLD — physical metal, vaulted and audited — giving developers and institutions a settlement layer with five thousand years of monetary validation behind it.”

Under the terms of the binding LOI, the parties have agreed to work expeditiously toward definitive agreements, with final terms subject to completion of due diligence, regulatory review, approval by the respective boards of directors and other customary closing conditions. The $142.9 million valuation reflects BullionFX’s technology infrastructure and early projected revenue from its suite of decentralized financial products.

About Functional Brands Inc. (NASDAQ: MEHA)

Functional Brands Inc. (NASDAQ: MEHA) is a health and wellness company dedicated to delivering innovative, evidence-based therapeutic solutions through its proprietary digital platform, Tru2u.health. The Company’s mission is to make clinically meaningful health optimization accessible, personalized, and scalable for every member. Functional Brands develops and distributes a curated portfolio of functional health products, peptide therapies, and telehealth services designed to support metabolic health, longevity, and overall wellbeing.

Contacts:

FunctionalBrands@icrinc.com

Cautionary Note Regarding Forward Looking Statements

This news release and statements of Functional Brands’ management in connection with this news release or related events contain or may contain “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements mean statements (including statements related to the closing, and the anticipated benefits to the Company, of the private placement described herein) related to future events, which may impact our expected future business and financial performance, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “potential,” “will,” “should,” “could,” “would,” “optimistic” or “may” and other words of similar meaning. These forward-looking statements are based on information available to us as of the date of this news release and represent management’s current views and assumptions. Forward-looking statements are not guarantees of future performance, events or results and involve significant known and unknown risks, uncertainties and other factors which may be beyond our control.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the ability of the parties to negotiate final terms of a definitive acquisition agreement, the closing of the contemplated asset purchase agreement, including expected conditions to closing which are anticipated to include regulatory approvals, valuations, and future shareholder approvals; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the Company or BullionFX (collectively, the “LOI Parties”) to terminate the LOI agreement; the effect of such termination; the outcome of any legal proceedings that may be instituted against LOI Parties or their respective directors or officers; the ability to obtain regulatory and other approvals and meet other closing conditions for the asset acquisition on a timely basis or at all, including the risk that any regulatory and other approvals required may not obtained on a timely basis or at all, or are obtained subject to conditions that are not anticipated or that could adversely affect the combined company or the expected benefits of the transaction; the ability to obtain any necessary approval by the Company’s stockholders on the expected schedule of the transactions contemplated by the LOI; difficulties and delays in integrating BullionFX’s assets in the Company; prevailing economic, market, regulatory or business conditions, or changes in such conditions, negatively affecting the parties; potential adverse reactions or changes to business relationships resulting from the announcement of the LOI and future expected acquisition; uncertainty as to the long-term value of the common stock of the Company following the acquisition; the significant dilution to the Company’s stockholder in connection with the acquisition; the continued availability of capital and financing following the potential acquisition transaction; the business, economic and political conditions in the markets in which the LOI Parties operate; and the fact that the Company’s reported earnings and financial position may be adversely affected by tax and other factors.

Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this news release. Potential investors should review Functional Brands’ Registration Statement filed with the SEC on Form S-1 on October 16, 2025 and the Company’s Annual Report on Form 10-K filed with the SEC on March 27, 2026 for more complete information, including the risk factors that may affect future results, which are available for review at www.sec.gov. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results. We do not undertake to update our forward-looking statements to reflect events or circumstances that may arise after the date of this news release, except as required by law.

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